UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 28, 2005

(Date of earliest event reported)

Inland American Real Estate Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51609	34-2019608
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is being filed solely to amend the Item 9 disclosure contained in the Current Report on Form 8-K previously filed by Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”), with the Securities and Exchange Commission on January 4, 2006 (the “Initial Form 8-K”).  Specifically, the Company is amending and restating the Item 9.01(c) disclosure in the Initial Form 8-K as Item 9.01(d) disclosure herein and including Exhibits 10.23 and 10.24 filed herewith.  The Item 2.01 disclosure and the Item 9.01(a) disclosure contained in the Initial Form 8-K remain unchanged and are hereby incorporated by reference into this Amendment No. 1.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements, ProForma Financial Information and Exhibits

(d) Exhibits

Exhibit No.	Description

10.9	Assignment (Re: Newquest Portfolio) dated October 11, 2005 (incorporated by reference to Exhibit 10.9 to the Form 8-K dated October 13, 2005 and filed by the Company on December 27, 2005)

10.10	Purchase Agreement (Re: Newquest Portfolio) dated May 18, 2005 (incorporated by reference to Exhibit 10.10 to the Form 8-K dated October 13, 2005 and filed by the Company on December 27, 2005)

10.23	Purchase and Sale Agreement (Membership Interests) (Re: Cinemark 12 – Silverlake) dated December 28, 2005 (filed herewith)

10.24	Assignment and Assumption of Purchase and Sale Agreement (Re: Cinemark 12 – Silverlake) dated September 23, 2005 (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Treasurer and Principal Accounting Officer
Date:	January 5, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.9	Assignment (Re: Newquest Portfolio) dated October 11, 2005 (incorporated by reference to Exhibit 10.9 to the Form 8-K dated October 13, 2005 and filed by the Company on December 27, 2005)

10.10	Purchase Agreement (Re: Newquest Portfolio) dated May 18, 2005 (incorporated by reference to Exhibit 10.10 to the Form 8-K dated October 13, 2005 and filed by the Company on December 27, 2005)

10.23	Purchase and Sale Agreement (Membership Interests) (Re: Cinemark 12 – Silverlake) dated December 28, 2005 (filed herewith)

10.24	Assignment and Assumption of Purchase and Sale Agreement (Re: Cinemark 12 – Silverlake) dated September 23, 2005 (filed herewith)